UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 16, 2004

                         Azul Studios International Inc.
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               (Exact name of registrant as specified in charter)

       Washington                    000-50468                  98-0206033
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(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)            Identification No.)

22344 NE 31st Street, Sammamish, Washington, 98074                     98074
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(Address of principal executive offices)                            (Zip Code)

        Registrant's telephone number, including area code (206) 910-2687


                               eCourierCorps Inc.
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          (Former name or former address, if changed since last report)


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                                TABLE OF CONTENTS

   Item 5. Other Events
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SIGNATURES
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Item 5. Other Events.

On March 12, 2004 the Board of Directors of eCourierCorp Inc. adopted a resolution to appoint Mr. Michael Lorenz to fill a vacancy on the Board of Directors of the Company.


At that meeting the Board of Directors were presented with a business plan for the development of a business entitled Azul Studios. The Board reviewed the business plan and name change and agreed to address matters therein for a period of five weeks. Pending a satisfactory due diligence review of the plan the Board of Directors agreed to pass a resolution to adopt the business plan as the business of the Company, and to change the name of the Company to "Azul Studios International Inc." The Business Plan was adopted as presented and the name change has been approved by the State of Washington.

The Azul Studios International Inc. business plan envisions developing a group of boutique hotels catering to the professional photographer and film artist. The Company plans to develop its first location in Ibiza Spain, to accommodate a group of 30 working on a photo shoot or film production. The fundamental business of the Company is to acquire premium real estate assets and develop the properties as boutique hotels servicing the photography industry. In addition to the planned revenues earned by the Company from their resort hotel services for the professional photographer and their staff, the Company plans to have a number of profit centers comprised of the production coordination services and ancillary services that will be provided to the professional photographer and client during their working stay. In addition, each location will be well suited to provide educational services, a gallery to showcase photographer's art for sale to the public, and lend itself well to a special type of vacation get away for developing photographers, their subjects and/or professional trainers.

       Except for the historical information presented in this document, Azul's material change report contains statements that are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934. These statements can be identified by the use of forward-looking terminology such as "believes", "expects", "plans", "will", "intends", "should", "estimates," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These forward-looking statements include, but are not limited to, statements regarding the anticipated benefits of proposed or future agreements and acquisitions, future operating results, future prospects, the capabilities and capacities of our business operations, any financial or other guidance, and all statements that are not based on historical fact. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events, and is subject to various uncertainties, and other factors that may cause our actual results, performance, or achievements to be different from any future results, performance, or achievements expressed or implied by these statements.

       For a further description of various risks, relevant factors, and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see our other filings with the Securities and Exchange Commission. Azul undertakes no obligation to publicly update or revise the forward-looking statements made in this disclosure to reflect events or circumstances after the date of this disclosure or to reflect the occurrence of unanticipated events.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Azul Studios International Inc.

Date: April 16, 2004                            By:   James Vandeberg
                                                ---------------------
                                                Name: James Vandeberg
                                                Title: President and Director